Exhibit (j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Dynamic Infrastructure Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund, each a series of shares of Dundee Wealth Funds (formerly BHR Institutional Funds) and to the use of our report dated November 24, 2009 on the Funds' financial statements and financial highlights. Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                        /s/ BBD, LLP

                                                        BBD, LLP

Philadelphia, Pennsylvania
January 27, 2010

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the JOHCM International Select Fund, a series of shares of Dundee Wealth Funds (formerly BHR Institutional Funds) and to the use of our report dated November 24, 2009 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                        /s/ BBD, LLP

                                                        BBD, LLP

Philadelphia, Pennsylvania
January 27, 2010

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Mount Lucas U.S. Focused Equity Fund, a series of shares of Dundee Wealth Funds (formerly BHR Institutional Funds) and to the use of our report dated November 24, 2009 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                        /s/ BBD, LLP

                                                        BBD, LLP

Philadelphia, Pennsylvania
January 27, 2010

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Smith Group Large Cap Core Growth Fund, a series of shares of Dundee Wealth Funds (formerly BHR Institutional Funds) and to the use of our report dated November 24, 2009 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                        /s/ BBD, LLP

                                                        BBD, LLP

Philadelphia, Pennsylvania
January 27, 2010